SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 22, 2014 (July 22, 2014)

ALCO STORES, INC.

(Exact name of registrant as specified in its charter)

Kansas	0-20269	48-0201080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

751 Freeport Parkway, Coppell, Texas 75019

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (469) 322-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Termination of a Material Definitive Agreement

On July 22, 2014, ALCO Stores, Inc. issued a press release responding to the proxy solicitation materials filed by the dissident shareholder group calling itself Concerned ALCO Shareholders, which is seeking to elect a slate to replace the current Board of Directors. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

99.1	Press release, dated July 22, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCO STORES, INC.

Date: July 22, 2014	By:	/s/ Richard E. Wilson
Richard E. Wilson
President and
Chief Executive Officer

EXHIBIT INDEX

99.1	Press release, dated July 22, 2014.